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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               FEBRUARY 25, 1998
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            PNC STUDENT LOAN TRUST I
             (Exact name of registrant as specified in its charter)


                       COMMISSION FILE NUMBER 333-25433-01


            DELAWARE                                          36-4142114
 (State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                          Identification No.)


       C/O THE FIRST NATIONAL BANK OF CHICAGO, AS ELIGIBLE LENDER TRUSTEE
                      ONE FIRST NATIONAL PLAZA, SUITE 0216
                             CHICAGO, ILLINOIS 60670
   (Address, including zip code, of Registrant's principal executive offices)


                                 (312) 407-1892
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

           On February 25, 1998, PNC Student Loan Trust I ("Trust") made its regular monthly distribution of funds to holders of the Trust's Class A-1 Student Loan Asset Backed Notes, Series 1997-2 The Noteholders' Statement, which was delivered to Bankers Trust Company, as Indenture Trustee for distribution to Noteholders of record, is filed herewith.

           On January 28, 1998, certain Financed Student Loans aggregating $479,444.07 in principal balance, plus $12,384.15 of accrued interest, which had required or continued to require additional disbursements, were conveyed back to PNC Bank, National Association, as the original Transferor. In exchange, PNC Bank, National Association conveyed to the PNC Student Loan Trust I on such date additional student loans aggregating $471,226.87 in principal balance, plus $18,485.76 of accrued interest. To make up the difference in aggregate amount, PNC Bank, National Association paid to the Trust $2,115.59. The exchange was consummated pursuant to Amendment No.1 and Transfer Agreement dated as of January 28, 1998, after satisfaction of certain conditions, including affirmation from the rating agencies that such amendment in and of itself would not result in a reduction or withdrawl of the ratings last assigned to the PNC Student Loan Trust I - Student Loan Asset Backed Notes, Series 1997-2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PNC STUDENT LOAN TRUST I
                                              (Registrant)


           Date:  February 25, 1998        By:  PNC Bank, National
                                                 Association (not in its
                                                 individual capacity but solely
                                                 as Administrator)


                                               By: /s/ BRYAN W. RIDLEY
                                                   ----------------------------
                                                       Bryan W. Ridley
                                                       Senior Vice President


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                                  EXHIBIT INDEX

Exhibit
 No.                                      Description                                            Method of Filing

 99        PNC Student Loan Trust I, Student Loan Asset Backed Notes, Series 1997-2,
               Noteholders' Statement for February 25, 1998 Distribution Date.                    Filed herewith.




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